                                                                  Exhibit (j)(1)



                                POWER OF ATTORNEY


The undersigned directors and officers of Farmers New World Life Insurance Company, a Washington corporation, hereby constitute and appoint C. Paul Patsis, James I. Randolph, Ryan R. Larson and Brian F. Kreger, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to Registration Statements under the Securities Act of 1933 and under the Investment Company Act of 1940 listed below with respect to the variable life insurance policies to be issued through the Farmers Variable Life Separate Account A: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, and all applications for any exemption from the federal securities laws, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS

--------------------------------------------------------------------------------
REGISTRANT NAME                                FILE NOS.
--------------------------------------------------------------------------------
Farmers Variable Life Separate Account A       333-84023  / 811- 09507
                                               ---------------------------------
                                               333-100287 / 811- 09507
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date set forth below.



SIGNATURE                           TITLE                                               DATE
                                    Director                                       April __, 2006
-------------------------------
Jerry J. Carnahan

                                    Chairman of the Board and Director             April __, 2006
-------------------------------
Peter Eckert

                                    Director                                       April __, 2006
-------------------------------
Paul N. Hopkins

 /s/  Michael W. Keller             Chief Marketing Officer, Vice President,       April 7, 2006
-------------------------------     and Director
Michael W. Keller

 /s/  Ryan R. Larson                Vice President, Chief Actuary, and Director    April 6, 2006
-------------------------------
Ryan R. Larson

 /s/  C. Paul Patsis                President, Chief Executive Officer, and        April 5, 2006
-------------------------------     Director
C. Paul Patsis                      (Principal Executive Officer)

 /s/  James I. Randolph             Vice President, Assistant Secretary, and       April 5, 2006
-------------------------------
James I. Randolph                   Director

                                    Director                                       April __, 2006
-------------------------------
Gary R. Severson

 /s/  John F. Sullivan, Jr.         Director                                       April 5, 2006
-------------------------------
John F. Sullivan, Jr.

 /s/  Oscar Tengtio                 Vice President and Chief Financial Officer     April 5, 2006
-------------------------------     (Principal Financial Officer and Principal
Oscar Tengtio                       Accounting Officer)